SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          July 25, 2006 (July 25, 2006)
                Date of Report (Date of earliest event reported)


                               EPIQ SYSTEMS, INC.
               (Exact name of company as specified in its charter)


          Missouri                      0-22081                48-1056429
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                   Identification Number)

                                501 Kansas Avenue
                              Kansas City, KS 66105
               (Address of principal executive offices) (Zip Code)

                                 (913) 621-9500
                (Company's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)).

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).



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Item 2.02.  Results of Operations and Financial Condition.

         On July 25, 2006, EPIQ Systems, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The attached press release includes three non-GAAP financial measures that management of the Company uses and that the Company believes may be useful to investors:

     o Non-GAAP net income, calculated as net income before amortization of acquisition-related intangibles, share based compensation, acquisition-related expenses, capitalized loan fee amortization, and embedded option mark-to-market expense/convertible debt accretion, all net of tax;
     o Non-GAAP earnings per share, calculated as non-GAAP income on a fully diluted per share basis;and
     o Non-GAAP adjusted EBITDA, calculated as net income before interest/financing, taxes, depreciation, amortization, share based compensation, and acquisition-related expenses.

Reconciliations of each of these non-GAAP measures are included in schedules to the press release filed with this Current Report on Form 8-K.

                  These non-GAAP financial measures are intended to supplement the GAAP financial information included in the Company's press release by providing management and investors with additional insight regarding results of operations. Management of the Company uses non-GAAP net income (i) in its strategic planning for the Company and (ii) in evaluating the results of operations of the Company. The Compensation Committee of the Board of Directors also uses non-GAAP net income in evaluating the performance of management and in determining executive bonuses. Management believes the non-GAAP net income measure provides management with additional perspective when evaluating the results of operations of the Company and may be similarly useful to investors when evaluating financial results of the Company for comparable periods for the following reasons:

     o Certain of the adjusted items can fluctuate significantly from period-to-period due in part to the timing of completion of major acquisitions by the Company, the timing of major refinancings by the Company (whether or not related to those acquisitions) and similar events. Management believes the adjustments to net income to account for these types of significant corporate transactions may be useful to investors in comparing the results of operations of the Company without the effect of certain aspects of those corporate transactions; and

     o Certain of the adjusted items represent significant non-cash charges in computing GAAP net income, which investors may find useful in excluding from operating results to evaluate comparable periods.

         Management recognizes that its use of non-GAAP net income, as with any non-GAAP financial measure, has various limitations, including the fact that each of the adjusted items may be a normally recurring expense for the Company or may involve the actual use of cash. Nonetheless, management believes that this non-GAAP net income measures provide additional insight for investors into the operating results and business trends of the Company. A reconciliation of non-GAAP net income to net income is included in the schedules to the press release filed with this Current Report on Form 8-K.


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

         The Company also uses non-GAAP earnings per share, which is calculated as non-GAAP net income on a fully diluted per share basis. Management of the Company uses non-GAAP earnings per share for the same reasons that it uses non-GAAP net income and believes that non-GAAP earnings per share may be useful to investors for the same purposes as non-GAAP net income. The Compensation Committee of the Board of Directors uses non-GAAP earnings per share in evaluating the performance of management and in determining executive bonuses. A reconciliation of non-GAAP earnings per share to GAAP earnings per share is included in schedules to the press release filed with this Current Report on Form 8-K.

         Management also uses non-GAAP adjusted EBITDA as a non-GAAP performance measure. Management regularly reviews EBITDA as it assesses its current and prospective operating results, including anticipated operating results for acquired businesses. Management of the Company uses non-GAAP adjusted EBITDA (i) in its strategic planning for the Company and (ii) in evaluating the results of operations of the Company. The Compensation Committee of the Board of Directors also uses non-GAAP adjusted EBITDA in evaluating the performance of management and in determining executive bonuses. Management calculates non-GAAP adjusted EBITDA as net income before interest/financing, taxes, depreciation, amortization, share based compensation, and acquisition-related expenses. Management believes non-GAAP adjusted EBITDA is useful to management and may be useful to investors in evaluating the results of operations of the Company when comparing financial results for comparable periods for the following reasons:

     o Certain of the adjusted items can fluctuate significantly from period-to-period due in part to the timing of completion of major acquisitions by the Company, the timing of major refinancings by the Company (whether or not related to those acquisitions) and similar events. Management believes the adjustments to net income to account for these types of significant corporate transactions may be useful to investors in comparing the results of operations of the Company without the effect of certain aspects of those corporate transactions; and

     o Certain of the adjusted items represent non-cash charges to net income, which investors may find useful in excluding from operating results to evaluate comparable periods.

         Management recognizes that its use of non-GAAP adjusted EBITDA has various limitations, including the fact that the adjusted items may be a normally recurring expense for the Company or may involve the actual use of cash. Nonetheless, management believes that this non-GAAP adjusted EBITDA measure provides additional insight for investors into the operating results and business trends of the Company.

         A reconciliation of non-GAAP adjusted EBITDA to net income is included in a schedule to the press release filed with this Current Report on Form 8-K.

         The information in this report and the exhibit attached hereto is not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit is not incorporated by reference into any filing with the SEC made by the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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Item 9.01.  Financial Statements and Exhibits.

         (c)  Exhibits.

         The following exhibit is filed as part of this report:

    Exhibit No.       Description

       99.1 EPIQ Systems, Inc. Press Release issued July 25, 2006, reporting second quarter ended June 30, 2006 financial results.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EPIQ SYSTEMS, INC.

Date:  July 25, 2006

                              By:      /s/ Tom W. Olofson
                                  -------------------------------------------
                              Name:    Tom W. Olofson
                              Title:   Chairman of the Board,
                                       Chief Executive Officer and Director


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